UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 11, 2025
Toll Brothers, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09186		23-2416878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(IRS Employer Identification No.)

1140 Virginia Drive	Fort Washington	PA	19034
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (215) 938-8000

(Former Name or Former Address, if Changed Since Last Report)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TOL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
As described under Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Stockholders (“Annual Meeting”) held on March 11, 2025, the stockholders of Toll Brothers, Inc. (the “Company”) approved a proposed amendment (the “Amendment”) to Article Five, Part IV of the Company’s Second Restated Certificate of Incorporation, as amended, to provide that a majority, rather than 66-2/3%, of the combined voting power of the then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class, may remove any director from office, with or without cause. The Amendment is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A in connection with the Annual Meeting. This description of the Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment to the Company’s Second Restated Certificate of Incorporation, as Amended (“Certificate of Amendment”), which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. The Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware on March 11, 2025.
Item 5.07    Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting on March 11, 2025. There were 99,888,815 shares of common stock eligible to vote at the meeting. The final voting results for each proposal submitted to a vote of the Company's stockholders are as follows:
Proposal One – Election of Directors:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Douglas C. Yearley, Jr.	76,097,010	2,369,313	116,818	9,300,406
Stephen F. East	78,120,808	340,428	121,905	9,300,406
Christine N. Garvey	76,720,414	1,743,254	119,473	9,300,406
Karen H. Grimes	77,589,965	850,195	142,981	9,300,406
Derek T. Kan	78,118,469	344,729	119,943	9,300,406
John A. McLean	77,163,779	1,299,409	119,953	9,300,406
Wendell E. Pritchett	77,612,251	850,250	120,640	9,300,406
Judith A. Reinsdorf	78,114,248	349,597	119,296	9,300,406
Katherine M. Sandstrom	72,331,847	6,131,568	119,726	9,300,406
Paul E. Shapiro	75,668,073	2,797,497	117,571	9,300,406
Scott D. Stowell	77,619,612	842,095	121,434	9,300,406
Proposal Two – Ratification of the Re-Appointment of Independent Registered Public Accounting Firm:

FOR	AGAINST	ABSTAIN
85,401,045	2,360,566	121,936
Proposal Three – Advisory and Non-Binding Vote on Executive Compensation (Say on Pay):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
76,416,527	1,991,908	174,706	9,300,406

Proposal Four - Approval of Amendment to the Toll Brothers, Inc. Second Restated Certificate of Incorporation, as Amended

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
78,270,776	261,834	50,531	9,300,406

Item 9.01    Financial Statements and Exhibits.
(d). Exhibits
Exhibit
No.     Item

3.1*    Certificate of Amendment to Second Restated Certificate of Incorporation

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed electronically herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLL BROTHERS, INC.

Dated:	March 12, 2025	By:	/s/ Michael J. Grubb
Michael J. Grubb Senior Vice President, Chief Accounting Officer

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